Prepared by and after recording return to:

Moore & Van Allen PLLC
100 N. Tryon Street, Floor 47
Charlotte, North Carolina 28202
Attn: Bryan P. Durrett, Esq.

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

ASSIGNMENT & ASSUMPTION OF TENANT LEASEHOLD INTEREST

          This ASSIGNMENT & ASSUMPTION OF TENANT LEASEHOLD INTEREST (this "Assignment") is made and entered into effective as of 11:59 p.m. on the 31st day of October, 2001 by and between EQUIPMENT LEASING PARTNERS, a North Carolina general partnership ("Assignor"), and COGENTRIX ENERGY, INC., a North Carolina corporation ("Assignee").

W I T N E S S E T H:

          A.           Assignor, COGENTRIX, INC., a North Carolina corporation, CI PROPERTIES, INC., a North Carolina corporation, as "Tenant", and ARROWPOINT ASSOCIATES LIMITED PARTNERSHIP, a North Carolina limited partnership, as "Landlord" ("Landlord") are parties to that certain Amended and Restated Land Lease Agreement dated February 18, 1988 (the "Original Lease"), a memorandum of which is recorded in Book 7381, Page 877, Mecklenburg County Public Registry. The Original Lease has been amended by that First Amendment to Amended and Restated Land Lease Agreement dated August 31, 1993, and recorded in Book 7442, Page 659, Mecklenburg County Public Registry, pursuant to which (i) CI Properties, Inc. assigned its interest in the Original Lease to Assignor and was released from liability under the Original Lease, and (ii) Cogentrix, Inc. assigned its interest in the Original Lease to Assignor and guaranteed the obligations of Assignor under the Original Lease. The Original Lease, as amended by such amendment, is referenced herein as the "Land Lease". The Land Lease covers two tracts of land containing in the aggregate 4.853 acres, more or less, located on the easterly margin of Arrowpoint Boulevard in Mecklenburg County, North Carolina and more particularly described in the Land Lease;

          B.           Assignor has agreed to assign, and Assignee has agreed to assume, all of Assignor's rights, title, benefits, interest, duties and obligations as tenant in, to and under the Land Lease on the terms contained herein; and

          C.           Subject to the terms and conditions set forth therein, Landlord has consented to the assignment and assumption of Assignor's rights, title, benefits, interest, duties and obligations as tenant in, to and under the Land Lease and the release of Assignor and Cogentrix, Inc. from any further duties, liabilities and obligations under the Land Lease from and after the effective date and time hereof, and has agreed to acknowledge such consent and release by executing this Assignment.

          NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Assignor transfers, grants, conveys and assigns to Assignee, its successors, successors-in-title and assigns, all of Assignor's right, title, benefits, interest, duties and obligations as tenant in, to and under the Land Lease.

          Assignee hereby accepts such transfer, grant, conveyance and assignment and assumes and agrees to perform any and all obligations and duties of Assignors as tenant under the Land Lease. Assignee indemnifies and agrees to hold Assignor harmless from and against any claims, defaults or other liabilities (including, without limitation, court costs and attorneys' fees) under the Land Lease.

          Landlord, by its signature below, hereby acknowledges, subject to the terms and conditions of this Assignment, its consent to: (a) the transfer, grant, conveyance, assignment and assumption of Assignor's right, title, benefits, interest, duties and obligations as tenant in, to and under the Land Lease; and (b) the release of Assignor and Cogentrix, Inc. from all duties, liabilities and obligations under the Land Lease, and Landlord acknowledges that it shall look solely to Assignee for the performance of all duties, liabilities and obligations of the tenant thereunder. The consent given herein shall not be construed as relieving Assignee from the obligation to obtain the express written consent of Landlord to any further assignment of the Land Lease or subletting of the premises under the Land Lease. Assignee agrees for the benefit of Landlord that it shall be bound under the Land Lease as if it were initially named as the "Tenant" thereunder, and that it shall perform all of the obligations of the "Tenant" under the Land Lease. Assignee warrants and represents to Landlord that Assignee is the sole owner of Cogentrix, Inc.

          This Assignment shall inure to the benefit of, and be binding upon, the respective legal representatives, successors and assigns of the parties hereto.

          This Assignment shall be governed by, and construed under, the laws of the State of North Carolina.

          This Assignment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

[Signature Page Follows]

          IN WITNESS WHEREOF, the undersigned have caused these presents to be duly executed under seal by authority duly given as of the day and year first above written.

ASSIGNOR: EQUIPMENT LEASING PARTNERS, a North Carolina general partnership By: s/ DAVID J. LEWIS Name: David J. Lewis Title:
ASSIGNEE: COGENTRIX ENERGY, INC., a North Carolina corporation By: s/ DENNIS W. ALEXANDER Name: Dennis W. Alexander Title: Group Senior Vice President and General Counsel

          The undersigned, by its signature below, hereby expresses its consent to the terms of this Assignment.

LANDLORD:

ARROWPOINT ASSOCIATES
LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:  ASC ASSOCIATES,
       a North Carolina general partnership,
       General Partner

By:                s/   HENRY J. FAISON
        Name:  Henry J. Faison
        Title:  General Partner

STATE OF NORTH CAROLINA

COUNTY OF   Mecklenburg

          I,   Karen L. Primerano  , a Notary Public of the aforesaid County and State, do hereby certify that   David J. Lewis   personally appeared before me this day and acknowledged that (s)he is a general partner of EQUIPMENT LEASING PARTNERS, a North Carolina general partnership, and that (s)he, as general partner, being authorized to do so, executed the foregoing on behalf of the partnership.

          Witness my hand and notarial seal this   28th  day of   October  , 2001.

s/ KAREN L. PRIMERANO Notary Public

(NOTARY SEAL)

My Commission Expires:   10-1-05

STATE OF NORTH CAROLINA

COUNTY OF   Mecklenburg

          I,    Edda E. Hably  , a Notary Public of the aforesaid County and State, do hereby certify that   Dennis W. Alexander   personally appeared before me this day and acknowledged that (s)he is   Gr Sr Vice President   of COGENTRIX ENERGY, INC., a North Carolina corporation, and that (s)he, as   Gr Sr Vice President  , being authorized to do so, executed the foregoing on behalf of the corporation.

          Witness my hand and notarial seal this   26th   day of   October  , 2001.

s/ EDDA E. HABLY Notary Public

(NOTARY SEAL)

My Commission Expires:   May 19, 2002

STATE OF NORTH CAROLINA

COUNTY OF    Gaston

          I,    Kimberly Lee Celeste   , a Notary Public of the aforesaid County and State, do hereby certify that    Henry J. Faison    personally appeared before me this day and acknowledged that (s)he is a general partner of ASC ASSOCIATES, a North Carolina general partnership, the general partner of ARROWPOINT ASSOCIATES LIMITED PARTNERSHIP, a North Carolina limited partnership, and that (s)he, as general partner, being authorized to do so, executed the foregoing on behalf of the general partnership on behalf of the limited partnership.

          Witness my hand and notarial seal this   24   day of    October   , 2001.

s/ KIMBERLY LEE CELESTE Notary Public

(NOTARY SEAL)

My Commission Expires:  June 07, 2003